UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2007
ENCORE ACQUISITION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-16295	75-2759650

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 1400, Fort Worth, Texas	76102

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (817) 877-9955
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On May 3, 2007, Encore Acquisition Company issued a press release announcing its unaudited first quarter 2007 results. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
     In the press release, the Company uses the following non-GAAP financial measures:
•	EBITDAX;

•	General and administrative expenses less non-cash stock-based compensation expenses for certain retirement eligible employees; and

•	Net income excluding tax adjusted charges related to mark-to-market derivative accounting and exploration.
     The press release contains a reconciliation of EBITDAX to net income and net cash from operating activities, the Company’s most directly comparable financial performance and liquidity measures calculated and presented in accordance with GAAP. The following table reconciles general and administrative expenses to general and administrative expenses less certain non-cash stock-based compensation expenses:

	Three Months Ended March 31,
	2007	2006
(in thousands)	(unaudited)
General and administrative expenses, as reported	$7,360	$6,528
Less: non-cash stock-based compensation for certain retirement eligible employees	(1,275)	(2,100)

General and administrative expenses, as adjusted	$6,085	$4,428

     The following table reconciles net income (loss) to net income excluding certain charges in total and on a per diluted share basis:

	Three Months Ended March 31,
	2007		2006
		Per Diluted		Per Diluted
	Total	Share	Total	Share
(in thousands, except per share amounts)	(unaudited)
Net income (loss)	$(29,429)	$(0.55)	$17,936	$0.36
Less: mark-to-market derivative losses, net of tax	34,686	0.65	3,751	0.08
Less: exploration expenses, net of tax	7,454	0.14	1,236	0.02

Net income excluding the above items	$12,711	$0.24	$22,923	$0.46

     The Company believes that the exclusion of these charges enables it to evaluate operations more effectively period-over-period and to identify operating trends that could otherwise be masked by the excluded items.
     The information being furnished pursuant to Item 2.02 of this Form 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
The exhibit listed below is being furnished pursuant to Item 2.02 of this Form 8-K:
99.1	Press Release dated May 3, 2007 regarding unaudited first quarter 2007 results

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ACQUISITION COMPANY
Date: May 4, 2007	By:	/s/ Robert C. Reeves
Robert C. Reeves
Senior Vice President, Chief Financial Officer, and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated May 3, 2007 regarding unaudited first quarter 2007 results